UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2024

THE CONTAINER STORE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36161	26-0565401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Freeport Parkway
Coppell, TX 75019
(Address of principal executive offices) (Zip Code)

(972) 538-6000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2024 the Board of Directors (the “Board”) of The Container Store Group, Inc. (the “Company”) elected Karen M. Stuckey as a Class III director of the Company and Charles Tyson as a Class I director of the Company, in each case effective on March 26, 2024 (the “Effective Date”), for a term expiring at the annual meeting of shareholders in 2025 and 2026, respectively, or until their earlier death, resignation or removal.

In addition, the Board appointed Ms. Stuckey to serve on the Nominating and Corporate Governance Committee of the Board and Mr. Tyson to serve on the Culture and Compensation Committee of the Board.

Ms. Stuckey and Mr. Tyson will participate in the Company’s standard compensation program for non-employee directors, which currently includes:

●	an annual retainer of $80,000, payable quarterly;
●	additional annual retainer of $5,000 for each committee on which such non-employee director serves;
●	an initial grant of stock options, restricted shares or restricted stock units (the “Initial Award”), as determined by the Board, with a value equal to a prorated portion of $130,000, based on the portion of the initial year served by the non-employee director following election to the Board; and
●	an annual grant of an equity award of stock options, restricted shares or restricted stock units (the “Annual Award”), as determined by the Board, with a value on the date of grant of $130,000.

The Initial Award and each Annual Award will vest on the earlier of (x) the day immediately preceding the date of the first Annual Meeting following the date of grant and (y) the first anniversary of the date of grant.

Pursuant to the Company’s 2023 Incentive Award Plan, the sum of the grant date fair value of all equity-based awards and the maximum amount that may become payable pursuant to all cash-based awards that may be as compensation for services as a non-employee director during any calendar year may not exceed $1,000,000.

Ms. Stuckey and Mr. Tyson have also entered into the Company’s standard indemnification agreement for directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: March 7, 2024	By:	/s/ Jeffrey A. Miller
Jeffrey A. Miller
Chief Financial Officer

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